Exhibit 10.3

AMENDED AND RESTATED

DESIGN-BUILD AGREEMENT FOR GUARANTEED MAXIMUM PRICE

ARCHITECTURAL, ENGINEERING AND CONSTRUCTION SERVICES

DATED SEPTEMBER 14, 2005

CHANGE ORDER AND AMENDMENT

10 MARCH 2006

Project: Wynn Resorts Macau	Change Order No.: 1

“Contractor”: jointly and severally: LEIGHTON CONTRACTORS (ASIA) LIMITED 39th Floor, Sun Hung Kai Centre 30 Harbour Road North Wanchai Hong Kong	“Owner”: WYNN RESORTS (MACAU) S.A. 335-341, Alameda Dr. Carlos d’Asumpcao 9th Floor, Hotline Centre Macau

CHINA STATE CONSTRUCTION ENGINEERING (HONG KONG) LIMITED 29th Floor, China Overseas Building 139 Hennessy Road Hong Kong

CHINA CONSTRUCTION ENGINEERING (MACAU) COMPANY LIMITED Rua do Campo No. 78 Edificio Commercial Zhang Kian, 18 andar Macau

Pursuant to Article XVIII of that certain Amended and Restated Design-Build Agreement for Guaranteed Maximum Price Architectural, Engineering and Construction Services between Owner and Contractor for the design and construction of a luxury resort/hotel/casino complex in Macau known as Wynn Resorts Macau, executed and delivered as a deed on September 14, 2005 (the “Contract”), and the desire of the Owner and Contractor to amend and supplement certain terms and provisions of the Contract, the Contract is hereby modified by this agreement and all related drawings, plans and specifications attached hereto (collectively, the “Change Order”), made as a deed effective as of the date set forth above:

Scope of Work. The Scope of Work is changed as follows;

1. Revised Elevator Lobby

Location: Front of House Hotel Lobby

The entry to the Hotel Public Lift Lobby is revised to improve traffic flow and increase exposure to the retail space. The side elevation of Retail Space 5, facing the lobby, is revised from glass to interior décor consistent with the surrounding lobby. The side elevation to Retail 6A, facing the Hotel Public Lift Lobby, is revised to glass.

Change Request Form: 106

Design Action Notification: DAN/0001

Increase to the Guaranteed Maximum Price: HK$ 40,000/ USD 5,128

2. Convert Spa single rooms to doubles

Location: Spa & Health Club in Level 1

The layout of the Spa and Health Club is revised to incorporate a pair of enlarged relaxation rooms for couples in place of the original four single relaxation rooms. Two additional single relaxation rooms are added adjacent to the lounges. Finishes to the Spa Manager’s office are upgraded to front of house standard.

Change Request Form: 107

Design Action Notification: DAN/ 002

Increase to the Guaranteed Maximum Price: HK$ 353,561/ USD 45,329

3. Additional service counters and Points of Sale.

Location: Grand Café, Japanese Restaurant, Noodles Restaurant, Food Court, VIP dining and Italian Restaurant.

Additional service counters with point of sale provisions are included to the various restaurants and food outlets as follows:

Grand Café

Japanese Restaurant

Noodles Restaurant

Food Court

VIP Dining

Italian Restaurant

Change Request Form: 109

Design Action Notification: DAN/ 003

Increase to the Guaranteed Maximum Price: HK$ 142,500/ USD 18,270

4. Relocation of Satellite Bank

Location: South Side Back of House Area

The Satellite Bank is relocated from the Ground Floor (GL 18/F-1) into the unassigned area at the First Floor (GL 17/ C-4). A new cart storage area is added adjacent to the cage to be connected to the Satellite bank above via a vertical shaft with a dumb waiter.

Change Request Form: 110

Design Action Notification: DAN/ 004

Increase to the Guaranteed Maximum Price: Nil

5. Employees’ Kiosk

Location: First Floor, South Side, Back of House Area.

Employee kiosks (2nr) are added adjacent to the Health Care Centre and Satellite Bank respectively.

Change Request Form: 113

Design Action Notification: DAN/ 006

Increase to the Guaranteed Maximum Price: HK$ 120,000/ USD 15,385

6. Observation Room layout

Location: First Floor, I.T Department

The layout of the Observation Room is rearranged to create additional space for security staff and monitoring equipment.

Change Request Form: 115

Design Action Notification: DAN/ 017

Increase to the Guaranteed Maximum Price: HK$ 27,500/ USD 3,526

7. Chinese Restaurant

Location: Ground Floor, Chinese Restaurant

The layout and interior design of the restaurant is revised. The revised design incorporates a separate entrance to allow public officials and families with minors to access from outside the Casino. The layout and seating plan to the restaurant are revised accordingly.

Change Request Form: 116

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1.

Increase to the Guaranteed Maximum Price: Nil

8. Casino Lounge

Location: Ground Floor, Casino Lounge

The layout and interior design of the Casino Lounge is revised to allow inclusion of the separate entry to the Chinese Restaurant which bypasses the Casino. The Casino Lounge area will also function as the entrance/ waiting area for the Chinese Restaurant with access from the Casino side.

Change Request Form: 117

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1.

Increase to the Guaranteed Maximum Price: Nil

9. End Suite to be upgraded to Villas

Location: Hotel End Suites (S2s)

The interior décor to Hotel End Suites (S2s) from floors 13 to 22 (10 nr) is upgraded.

Change Request Form: 118

Design Action Notification: DAN/ 0018

Increase to the Guaranteed Maximum Price: HK$ 6,120,528/ USD 784,684

10. Power and mounting support for External Retail Signage

Location: Exterior Façade at North Elevation

Power provisions added for 3nr exterior retail signs at North Elevation. Signage is to be provided by retailers.

Change Request Form: 119

Design Action Notification: DAN/ 0013

Increase to the Guaranteed Maximum Price: HK$ 110,000/ USD 14,103

11. Hotel Main Entry layout

Location: Main Hotel Entrance

The Hotel Main Entry is revised to incorporate a revolving door.

Change Request Form: 122

Design Action Notification: DAN/ 0007

Increase to the Guaranteed Maximum Price: HK$ 250,000/ USD 32,052

12. Coat Check-in and Storage

Location: First Floor, Meeting Rooms

A separate coat check-in and storage area is added adjacent to the Main Meeting Rooms at the First Floor GL 20/ V-T.

Change Request Form: 123

Design Action Notification: DAN/ 0014

Increase to the Guaranteed Maximum Price: HK$ 50,000/ USD 6,410

13. Hotel Registration Counter

Location: Hotel Main Registration Counter

Provision of additional cooling fans to the Main Registration counter to meet cooling requirements of I.T Equipment.

Change Request Form: 125

Design Action Notification: DAN/ 0046

Increase to the Guaranteed Maximum Price: HK$ 76,000/ USD 9,744

14. VIP Manager’s Office / pantry

Location: Ground Floor, VIP Area

The private dining room to the VIP Casino is deleted and is replaced with a VIP Manager’s Office, dry pantry and connecting corridor.

Change Request Form: 126

Design Action Notification: DAN/ 0019

Increase to the Guaranteed Maximum Price: HK$ 67,000/ USD 8,590

15. VIP Registration Counter

Location: Ground Floor, VIP Registration

Minor changes to registration counter design to accommodate operating equipment requirements.

Change Request Form: 127

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1.

Increase to the Guaranteed Maximum Price: Nil

16. Cashier stations for restaurants

Location: Ground Floor, Chinese Restaurant, Grand Cafe, Japanese Restaurant, Noodles Restaurant and First Floor, Italian Restaurant.

Cashier stations are added to the kitchens within the following restaurants:

Chinese Restaurant

Grand Café

Japanese Restaurant

Noodles Restaurant

Italian Restaurant

Change Request Form: 130

Design Action Notification: DAN/ 008

Increase to the Guaranteed Maximum Price: HK$ 75,075/ USD 9,625

17. Refrigerated wine cabinets

Location: First Floor, Italian Restaurant

Refrigerated wine coolers (4nr) are included at the Italian Restaurant. These are to be housed in millwork at the back of the drinks bar.

Change Request Form: 132

Design Action Notification: DAN/ 0057

Increase to the Guaranteed Maximum Price: HK$ 200,000/ USD 25,641

18. Power and data for additional ATMs

Location: Podium Areas

Power and data provisions are included for additional ATMs at the following locations:

Chinese Restaurant – 1nr

Food Court – 1nr

Retail Promenade – 2nr

Staff Dining – 2nr

Change Request Form: 133

Design Action Notification: DAN/ 0015

Increase to the Guaranteed Maximum Price: HK$ 30,000/ USD 3,831

19. Re-design Spa lockers

Location: First Floor, Spa & Health Club

The detail of the changing room lockers is revised to accommodate hanging of coats within individual lockers.

Change Request Form: 135

Design Action Notification: DAN/ 0016

Increase to the Guaranteed Maximum Price: HK$ 52,000/ USD 6,667

20. Exterior entry from Pool side

Location: Ground Floor, Japanese Restaurant

A separate entrance is provided at the pool side, which will allow access to public officials and minors without entering the Casino.

Change Request Form: 138

Design Action Notification: DAN/ 0020

Increase to the Guaranteed Maximum Price: Nil

21. Enlarge width of connecting door

Location: All levels of the Hotel Tower

The width of doors connecting the standard guest rooms corridor to VIP Room corridor are increased to allow easier access for house keeping services carts.

Change Request Form: 139

Design Action Notification: DAN/ 0009

Increase to the Guaranteed Maximum Price: HK$ 15,000/ USD 1,923

22. Spare toilet roll holder and retractable clothes line

Location: All typical guest rooms in Tower

Provision of a retractable clothes line and an additional toilet roll holder to all bathrooms.

Change Request Form: 140

Design Action Notification: DAN/ 0021

Increase to the Guaranteed Maximum Price: HK$ 270,000/ USD 34,616

23. Additional towel rings

Location: Hotel End Suites (S2s)

Provision of an additional hand towel ring at the powder rooms of all End Suites (S2s).

Change Request Form: 141

Design Action Notification: DAN/ 0022

Increase to the Guaranteed Maximum Price: Nil

24. Security Monitor Room layout

Location: First Floor, Security Monitor Room

The Security (Monitor Room) and adjacent unassigned space are combined into a single enlarged Monitor room and the interior and equipment layout is revised as shown on marked up drawing WRM/186.01 rev.0 attached with the CRF 142.

Change Request Form: 142

Design Action Notification: DAN/ 0010

Increase to the Guaranteed Maximum Price: HK$ 33,000/ USD 4,231

25. Lost & Found Room layout

Location: First Floor, Lost and Found Room

The room layout is revised and a service window, with security grille, and additional racking are provided.

Change Request Form: 143

Design Action Notification: DAN/ 0011

Increase to the Guaranteed Maximum Price: HK$ 60,000/ USD 7,692

26. E&M provision for Post Mix

Location: First Floor, Back of House Area

Post mix provisions for the Podium Food and Beverage outlets are revised. The change involves provision of 4 nr stand alone systems for the Casino Service and a centralized system to serve the Staff Dining facility. Post mix equipment is to be supplied and installed by the operator with additional electrical and mechanical provisions for functioning of the equipment to be provided by the Contractor.

Change Request Form: 145

Design Action Notification: DAN/ 0067

Increase to the Guaranteed Maximum Price: HK$ 150,000/ USD 19,231

27. E&M provision for additional TVs

Location: First Floor, Health Club & Spa

Power and signal cable provision is added for LCD TV screens at two locations.

Change Request Form: 146

Design Action Notification: DAN/ 0012

Increase to the Guaranteed Maximum Price: HK$7,500/ USD 962

28. Additional power points and shelving

Location: Ground Floor, Hotel Service Kitchen

Shelving and power provision is added for an additional 11 nr hot boxes at the Hotel service kitchen.

Change Request Form: 147

Design Action Notification: DAN/ 0023

Increase to the Guaranteed Maximum Price: HK$ 45,000/ USD 5,769

29. Installation of whiteboards

Location: First Floor, Business Centre & Executive Office

The original presentation rails to these rooms are cancelled. The Owner will provide whiteboards to be installed by the Contractor.

Change Request Form: 148

Design Action Notification: DAN/ 0047

Increase to the Guaranteed Maximum Price: Nil

30. E&M provision for additional LCD display

Location: Ground Floor, Public Areas

Power and data provisions are added for LCD displays (Janus boards) at two ground floor locations.

Change Request Form: 149

Design Action Notification: DAN/ 0048

Increase to the Guaranteed Maximum Price: HK$7,500/ USD 962

31. Power points provision for fly exterminators

Location: All kitchens

Provision for a total of 22nr additional fly exterminators to be provided in the kitchens.

Change Request Form: 152

Design Action Notification: DAN/ 0024

Increase to the Guaranteed Maximum Price: HK$115,000/ USD 14,744

32. Change door opening

Location: Hotel Retail Space 11 and 12

The store area in retail space 11 is reassigned to Retail Space 12. The change involves moving the store door opening to a new position within Retail Space 12.

Change Request Form: 154

Design Action Notification: DAN/ 0025

Increase to the Guaranteed Maximum Price: Nil

33. Additional I.T & Points of Sale

Location: All Areas.

Additional POS service points are provided for Food and Beverage and Retail outlets based on Wynn Resorts Macau’s final requirements.

Change Request Form: 156

Design Action Notification: DAN/ 0038

Increase to the Guaranteed Maximum Price: HK$ 230,000/ USD 29,488

34. Robe hooks on Closet Room

Location: All Guest Rooms

The robe hooks to Guest room closet doors are deleted. Surplus robe hooks are to be installed at the Bathrooms as directed by the Interior Designer.

Change Request Form: 161

Design Action Notification: DAN/ 0040

Increase to the Guaranteed Maximum Price: Nil

35. Pneumatic tube ducts

Location: Gaming and Related Support Areas

Drywall enclosures to pneumatic tube ducts are deleted.

Change Request Form: 162

Design Action Notification: DAN/ 0026

Increase to the Guaranteed Maximum Price: Nil

36. Re-arrange wall at Executive Office

Location: First Floor, Executive Offices

The wall detail between Office 1 and the Conference Room is revised to form an enlarged drapery pocket that extends the full length of the window at GL Q/P. Lighting and drapery to the room will be controlled from Office No.1 to ensure the window is lit uniformly when viewed from the outside.

Change Request Form: 163

Design Action Notification: DAN/ 0039

Increase to the Guaranteed Maximum Price: Nil

37. Electronic access controlled doors

Location: All areas.

Final revisions are incorporated to the Electronic access controlled doors to meet Wynn Resorts Macau’s security consultant’s requirements.

Change Request Form: 165

Design Action Notification: DAN/ 0050

Increase to the Guaranteed Maximum Price: Nil

38. IT Cable Infrastructure

Location: All areas

Final revisions are incorporated to the IT cabling infrastructure to meet Wynn Resorts Macau Operation’s requirements.

Change Request Form: 166

Design Action Notification: DAN/ 0051

Increase to the Guaranteed Maximum Price: Nil

39. Upgrade the Radio System

Location: All areas

The trunk radio system is upgraded from an analogue system to a digital system with capacity for 300 handsets and the flexibility for future expansion to 900 handsets.

The Contractor provides cabling for the radio system with all handsets and active equipment to be provided by the Owner.

Change Request Form: 167

Design Action Notification: DAN/ 0027

Increase to the Guaranteed Maximum Price: Nil

40. Extend Bag Storage Area

Location: Ground Floor, Hotel Lobby

The baggage store is extended to provide a separate area for long term bag storage.

Change Request Form: 170

Design Action Notification: DAN/ 0028

Increase to the Guaranteed Maximum Price: HK$ 40,696/ USD 5,217

41. Ice Machine surround

Location: Hotel Tower

Provision of partitions to enclose space behind the ice making machines on each Hotel floor.

Change Request Form: 171

Design Action Notification: DAN/ 0029

Increase to the Guaranteed Maximum Price: HK$ 47,300/ USD 6,064

42. Replace grill plate with deep fryer

Location: Café Kitchen

The grille plate is replaced with a deep fat fryer at this kitchen.

Change Request Form: 172

Design Action Notification: DAN/ 0030

Increase to the Guaranteed Maximum Price: HK$ 10,000/ USD 1,283

43. Chopping board length adjustment

Location: Commissary Kitchen, R.S Kitchen, Japanese Sushi Bar, Italian Restaurant Kitchen.

The chopping boards at these kitchens are increased in length.

Change Request Form: 173

Design Action Notification: DAN/ 0052

Increase to the Guaranteed Maximum Price: HK$ 10,000/ USD 1,283

44. Convert Sushi Counter sink into sensor operated

Location: Japanese Restaurant

The faucet provided to the Sushi Bar sink is to be sensor operated in lieu of manual.

Change Request Form: 174

Design Action Notification: DAN/ 0031

Increase to the Guaranteed Maximum Price: HK$ 10,000/ USD 1,283

45. Shifted door position

Location: First Floor, Security Workshop

The door to the workshop is moved to allow entry from the adjacent Security Office only and not from adjacent corridor as previously planned.

Change Request Form: 175

Design Action Notification: DAN/ 0032

Increase to the Guaranteed Maximum Price: HK$ 3,000/ USD 385

46. Suite S – 1 bar modifications.

Location: Hotel Tower

Bars within the S1 Suites are extended by approximately 380 mm for inside suites and 590 mm for the outside suites.

Change Request Form: 176

Design Action Notification: DAN/ 0033

Increase to the Guaranteed Maximum Price: HK$ 150,000/ USD 19,231

47. Surveillance Room reception area layout

Location: First Floor, Surveillance Room

The layout of the room is revised to allow one additional workstation.

Change Request Form: 177

Design Action Notification: DAN/ 0034

Increase to the Guaranteed Maximum Price: HK$ 41,500/ USD 5,321

48. Glass shelf at the vanities

Location: Hotel Rooms

At all hotel rooms above the 9th Floor the glass shelf above the vanity counters is to be raised as per revised Interior Design requirements.

Change Request Form: 178

Design Action Notification: DAN/ 0035

Increase to the Guaranteed Maximum Price: Nil

49. Add service cashier in kitchen

Location: Ground Level, Lobby Lounge

A cashier service station is added in the kitchen.

Change Request Form: 179

Design Action Notification: DAN/ 0036

Increase to the Guaranteed Maximum Price: HK$ 75,075/ USD 9,625

50. Door addition and upgrade to Front of House finishes.

Location: Japanese Restaurant Kitchen

The interior finishes adjacent to the kitchen entrance are upgraded to front of house standard where visible to the public and an additional door added.

Change Request Form: 180

Design Action Notification: DAN/ 0037

Increase to the Guaranteed Maximum Price: HK$ 100,000/ USD 12,821

51. Upgrade Dealers’ Entry finishes

Location: Main Casino Area

The doors at the dealers’ entry to the Casino along GL 15 are removed. The interior décor to service corridor at this location becomes visible to the public and is upgraded to a front of house standard.

Change Request Form: 182

Design Action Notification: DAN/ 0041

Increase to the Guaranteed Maximum Price: HK$ 400,000/ USD 51,282

52. Public Restroom entry

Location: Ground Floor, Lobby Lounge

The entrance to the Public Restrooms located between GL 9-10 and P-Q is relocated away from the main Promenade. A separate access corridor to the restrooms is created through the North West corner of the Lobby Lounge leading from the Promenade check-out area.

Change Request Form: 183

Design Action Notification: DAN/ 0042

Increase to the Guaranteed Maximum Price: Nil

53. Lobby Lounge revision

Location: Ground Floor, Lobby Lounge

The wall layout at the South East corner of the Lobby Lounge is revised as a result of the introduction of the external entry to the Japanese Restaurant on the pool side and which impacts on the layout of the private dining area adjacent to the Lobby Lounge.

Change Request Form: 184

Design Action Notification: DAN/ 0043

Increase to the Guaranteed Maximum Price: Nil

54. Re-aligning the glass façade to Retail Space # 12

Location: Retail Promenade

The glass façade to Retail Space 12 is re-aligned with the setting out of the flooring and ceiling revised accordingly.

Change Request Form: 185

Design Action Notification: DAN/ 0044

Increase to the Guaranteed Maximum Price: HK$ 20,000/ USD 2,564

55. Eliminating honed stone within End Suite living rooms

Location: Hotel End Suites (S2s)

Stone flooring in the suite living rooms is changed to all polished stone in lieu of the honed/ polished stone mix for consistency of floor finish.

Change Request Form: 186

Design Action Notification: DAN/ 0045

Increase to the Guaranteed Maximum Price: HK$ 30,000/ USD 3,846

56. Re-design Cage counters

Location: Cage Counters

Provision of additional cooling fans to the Cage counters counter to meet cooling requirements of IT Equipment.

Change Request Form: 187

Design Action Notification: DAN/ 0058

Increase to the Guaranteed Maximum Price: Nil

57. Reverse shower layout and add bench Executive Office bathroom

Location: Executive Office

The layout of the shower in Executive Office No.1 is revised and a bench added.

Change Request Form: 189

Design Action Notification: DAN/ 0049

Increase to the Guaranteed Maximum Price: Nil

58. Relocation of Hotel Garbage Chute

Location: First Floor Linen Sorting and Third Floor Hotel Garbage Chute

The Hotel garbage collection room is relocated from the First Floor to the area previously assigned as a store room on the Third Floor (adjacent to the Service Lift Lobby). The Laundry collection room at the First Floor is enlarged into the area previously assigned for garbage collection. As a result the installed garbage chute is to be modified to terminate at the Third Floor and room finishes are revised to meet standards required for a wet area.

Change Request Form: 191

Design Action Notification: DAN/ 0059

Increase to the Guaranteed Maximum Price: HK$ 340,000/ USD 43,590

59. Increase 5no. of doors’ width

Location: First Floor, Service Lift Lobby

The opening width of 5 nr doors within the service lift lobby is increased to allow easier access for housekeeping service cart.

Change Request Form: 192

Design Action Notification: DAN/ 0053

Increase to the Guaranteed Maximum Price: Nil

60. Upgrade Lift Lobby finishes

Location: Multi-storey Car Park

The lift and lift lobby interior finishes at the car park are upgraded from a “back of house” to a “front of house” standard and air conditioning is introduced to the lobbies.

Change Request Form: 194

Design Action Notification: DAN/ 0060

Increase to the Guaranteed Maximum Price: HK$ 800,000/ USD 102,565

61. Revised layout of Staff Entrance

Location: Podium External Entry

The internal layout at the Staff Entry is revised to incorporate a separate entry to the recruitment office with access/ egress control by automatic turnstiles.

Change Request Form: 196

Design Action Notification: DAN/ 0068

Increase to the Guaranteed Maximum Price: Nil

62. Marquee Sign foundation

Location: North West Corner of Site

The reinforced concrete foundation for the Wynn Marquee sign is added to the Contractor’s scope of work.

Change Request Form: 197

Design Action Notification: DAN/ 0061

Increase to the Guaranteed Maximum Price: HK$ 8,000,000/ USD 1,025,641

63. Detailing and millwork in Back of House areas

Location: All Back of House Areas

Minor changes to millwork in the Back of House areas to match the final layout of system furniture and FF & E. Generally electrical and mechanical services locations are to remain unchanged and as installed on site unless required to accommodate specific equipment needs.

Change Request Form: 198

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1

Increase to the Guaranteed Maximum Price: Nil

64. Clarification of rigging, A/V and lighting

Location: Grand Ballroom

The steelwork gantry for support to stage rigging, audio/ visual and lighting equipment is to be supplied and installed by the Contractor and not by the Owner’s specialist contractor as provided in the original scope.

Change Request Form: 199

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1

Increase to the Guaranteed Maximum Price: Nil

65. Delete side wall of the Slot Club booth

Location: Slot Machine Area

The side walls to the Casino slot booth are deleted to allow unrestricted views of the slot area.

Change Request Form: 201

Design Action Notification: DAN/ 0054

Increase to the Guaranteed Maximum Price: Nil

66. Re-layout of DICJ Room and Police Room

Location: DICJ & Police Room

The internal layout of the Security (Police) office and DICJ Regulators’ office are revised and a power and data provision for LCD screens is included for two locations.

Change Request Form: 202

Design Action Notification: DAN/ 0055

Increase to the Guaranteed Maximum Price: HK$30,765/ USD 3,944

67. Warehouse layout

Location: Warehouse Area

A separate Retail Storage room is provided within the Warehouse space. The Security Guard room is revised to function as the Inventory Control Office and a new workspace is added for warehouse staff within the Staging area incorporating fixed millwork work stations. The layout of the installed AFSS systems in the Warehouse is also to be modified based on the final racking layout received from WRM operations.

Change Request Form: 203

Design Action Notification: DAN/ 0062

Increase to the Guaranteed Maximum Price: HK$ 185,000/ USD 23,718

68. Mail Room detailing

Location: Ground Floor, Mail Room

Minor changes to millwork detailing based on final FF&E requirements. The room will incorporate a shut-off switch that allows isolation of the HVAC system in the event of receiving potentially hazardous material.

Change Request Form: 204

Design Action Notification: DAN/ 0056

Increase to the Guaranteed Maximum Price: HK$ 17,500/ USD 2,244

69. Revision to Retail Promenade

Location: Retail Promenade

Minor changes to the demising walls around retail spaces to meet specific requirements of tenants.

Change Request Form: 205

Design Action Notification: DAN/ 0069

Increase to the Guaranteed Maximum Price: Nil

70. Detailing of the Lobby Lounge bar

Location: Ground Floor, Lobby Lounge

The layout of the back of house area is revised to incorporate a new kitchen and cocktail bar. In order to accommodate the kitchen the original service bar area is reduced and relocated and the performers’ room reduced in size. These layout revisions involve extensive alterations to services installations and drywall that are already installed. The temporary stage unit included in the revised plans is to be supplied by the Owner.

Change Request Form: 206

Design Action Notification: DAN/ 0063

Increase to the Guaranteed Maximum Price: HK$ 1,200,000/ USD 153,847

71. Final construction revision in the Back of House area

Location: All Back of House area

Final detail changes are to be incorporated to the installed drywall and services rough-ins at the Ground Floor back of house areas as identified on the following marked up drawings:

WM20000-0018-0064-R7

WM20000-0002-048-R7

WM20000-0004-050-R9

WM20000-0005-051-R8

WM20000-0006-052-R8

WM20000-0013-059-R9

WM20000-0015-061-R6

WM20100-0101-077-R10

WM20100-0104-080-R8

WM20100-0114-090-R10

WM20100-0106-082-R10

WM20100-0117-093-R7

Change Request Form: 207

Design Action Notification: DAN/ 0064

Increase to the Guaranteed Maximum Price: HK$ 800,000/ USD 102,565

72. Power and data provision for additional Timelox installation

Location: First Floor, Grand Ballroom and Meeting rooms

Provision of power and data points for additional 8nr Timelox units to be installed by the Contractor at the above locations. Timelox units are supplied by the Owner for installation by the Contractor.

Change Request Form: 208

Design Action Notification: DAN/ 0065

Increase to the Guaranteed Maximum Price: HK$ 42,000/ USD 5,385

73. Construction revision and re-locate security equipment

Location: First Floor, Security and Surveillance Monitoring Rooms

The interior layout of the Security and Surveillance Monitoring Room is revised and equipment relocated as per direction of the Security Consultant on the 25th October 2005.

Change Request Form: 209

Design Action Notification: As set out in the various revised drawings listed in Appendix A to this Change Order No.1

Increase to the Guaranteed Maximum Price: Nil

74. Construction revision and detailing of the Lost & Found Room

Location: Lost and Found Room

Minor change to interior layout of the Lost and Found Room.

Change Request Form: 210

Design Action Notification: DAN/ 0066

Increase to the Guaranteed Maximum Price: Nil

75. Speaker Lamp Posts

Location: Main Entrance Water Feature

Lamp post columns are to be provided with Speakers and Sub-woofer for the music component of the Water Feature Display.

Increase to the Guaranteed Maximum Price: HK$ 3,500,000/ USD 448,718

76. Marque Sign: Structural steel, cladding and Building Maintenance Unit

Location: Main Entrance

Design and construct primary steelwork and cladding system for the Wynn Marque sign, generally in accordance with proposals negotiated between Wynn Design Development and Genetron Engineering Co Ltd who are the selected Subcontractor for this package of work. The work to be undertaken is included in the Contractor’s letter of award issued reference C2263/5.67/L-21963/MC/CMc/Fo/yi. Direct costs determined from provisional assessments which are to be adjusted to reflect the actual costs incurred by Genetron.

The scope of work further includes the provision of a Building Maintenance Unit, Contractor’s Letter of Award to Genetron, reference C2263/5.67/L-22275/MC/Fo/yi.

The applicable drawings used in defining this change are:

Consultants (Young Electric Sign Company) Drawing List

Drawing	Rev	Title
A1.00	4	PYLON_SIGN DETAILS

A1.01	4	PYLON_SIGN DETAILS

A1.02	4	PYLON_SIGN DETAILS

A1.03	4	PYLON_SIGN DETAILS

S1.00	4	M.O.A. LED DETAILS

S1.01	4	M.O.A. LED DETAILS

S1.02	4	M.O.A. LED DETAILS

The scope of this change item excludes the provision of Electrical and Mechanical services, signage and any attendance on the Owner’s LCD panel contractor.

Increase to the Guaranteed Maximum Price : HKD 42,500,000/ USD5,448,718

77. Engagement of Audio-Visual specialist contractor

Location: All areas

As directed by Wynn Design and Development in their letter to the Contractor reference 200.001594 dated 15th December 2005 the Contractor shall engage PCCW (Macau) Ltd as a direct contractor to undertake Audio Visual installation works as described therein.

Increase to the Guaranteed Maximum Price: HKD 14,362,472/ USD 1,841,343

78. Supply and fix signage

Location: All Areas

As directed by Wynn Design and Development the Contractor shall engage King Wah Engineering (Macau) Company) Ltd as a direct contractor to undertake the supply and installation of signage as described in tender documents issued by Wynn Design and Development to King Wah Engineering dated 28th October 2005.

Increase to the Guaranteed Maximum Price: HKD 1,838,181/ USD 235,664

79. Acceleration Cost Compensation

Location: Chinese Restaurant G/F Grids A-H/1-4

The original design intent and interior finishes were based upon the Wynn Las Vegas Chinese Restaurant. Subsequently, the Owner gave direction that the Wynn Las Vegas design was not to be implemented and requested that an entirely fresh design approach be adopted for this restaurant.

The revised design documentation was issued in September 2005 and the Contractor can now progress shop drawings, materials procurement and construction. These works are behind schedule and will jeopardize the Contractor’s ability and opportunity to achieve the Original Project Early Completion.

Therefore, the Owner directs the allocation of additional monies to compensate for overtime works so as to enable the Contractor to recover the Chinese Restaurant schedule and to further provide the Contractor the opportunity to achieve the Original Project Early Completion.

Location: Spa and Health Club, First Floor Grids P- V/ 6 -14

The original design intent and interior finishes were intended to reflect the Wynn Las Vegas Image. The initial Interior Designers were unable to satisfy the design brief and a new design to produce space and circulation plans was implemented in November 2004. The new design has progressed through several revisions and revised design documentation will be issued progressively during October 2005. The Contractor can now progress shop drawings, materials procurement and construction. These works are behind schedule and will jeopardize the Contractor’s ability and opportunity to achieve the Original Project Early Completion.

Therefore, the Owner directs the allocation of additional monies to compensate for overtime works so as to enable the Contractor to recover the Chinese Restaurant schedule and to further provide the Contractor the opportunity to achieve the Original Project Early Completion.

Location: Lobby Lounge: Ground Floor, N – R/ 9 -12

The original design intent and interior finishes were intended to reflect the Wynn Las Vegas lobby lounge finishes. The initial design did not reflect the desired public and back of house circulation requirements. Furthermore, the perimeter walls were reconfigured to accommodate a rear entry to the public bathrooms along the ground floor promenade.

The circulation spaces, seating plan and cross over nodes were re-configured. CRF 206 (dated 7 November) introduced changes to the green room, beverage bar and stage areas.

The above re-design requires demolition of existing walls, building of new walls and relocation of M&E services.

Therefore, the Owner directs the allocation of additional monies to compensate for overtime works so as to enable the Contractor to recover the Chinese Restaurant schedule and to further provide the Contractor the opportunity to achieve the Original Project Early Completion.

Location: Casino Lounge, Ground Floor Grids B.5 – D.5/ 4 – 5.3

The original design intent and interior finishes were intended to reflect the Wynn Las Vegas casino lounge.

Subsequently, the design of the adjoining Chinese Restaurant was removed from Cleo’s scope and issued to HBA. The restaurant was given an exclusive entry from the exterior façade which affected circulation to the adjacent spaces including the casino lounge. It was during this period that the design of the casino lounge was further developed requiring concept approval from WDD to include a stand up bar and incorporation of a permanent stage. This final design was issued on 26 October 2005. The above change option was issued under CRF 117.

Therefore, the Owner directs the allocation of additional monies to compensate for overtime works so as to enable the Contractor to recover the Chinese Restaurant schedule and to further provide the Contractor the opportunity to achieve the Original Project Early Completion.

Increase to the Guaranteed Maximum Price: HK$ 4,000,000/ USD 512,821

80. Increase to the Original Project Guaranteed Maximum Price

Original Project Guaranteed Maximum Price	US$	300,464,658
Total of previous Change Orders	US$	0

Previous Original Project Guaranteed Maximum Price (Subtotal)	US$	300,464,658
Total of this Change Order (items 1 through 79 inclusive)	US$	11,179,571
Less – Transfer from Original Project Owner Contingency	US$	(0)

Revised Original Project Guaranteed Maximum Price thru Change Order No. 1	US$	311,644,229

The Original Project Guaranteed Maximum Price set forth in Section 3.1(a) of the Contract is, pursuant to the terms of this Change Order, hereby increased from US$ 300,464,658 to US$ 311,644,229 based on the Changes described in paragraphs 1 through 79 above. The detailed breakdown of the foregoing increase is contained in the revised Original Project Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F dated 10 March 2006, and attached to this Change Order. Accordingly, the Original Project Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted in its entirety and replaced with the Revised Original Project Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the “Original Project Guaranteed Maximum Price Breakdown” attached as Exhibit F to the Contract, shall mean and refer to the Revised Original Project Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the “Original Project Guaranteed Maximum Price” shall mean the amount of US$ 311,644,229.

81. Project Schedule

The Original Project Schedule, included as Attachment 2 of Exhibit B to the Contract, shall remain unchanged. The Contract Time of 791 calendar days from Date of Commencement, and the Guaranteed Date of Original Project Substantial Completion, as defined in Section 4.1 of the Contract, remains unchanged by this Change Order.

82. Miscellaneous

(a)	In the event of any inconsistency between the terms of the Contract and the terms of this Change Order, the terms of this Change Order will prevail.

(b)	The obligations of Contractor hereunder are joint and several.

(c)	Except as otherwise expressly modified hereby, the Contract will remain in full force and effect, and all of the terms and provisions of the Contract, as herein modified, are hereby ratified and reaffirmed.

(d)	The parties acknowledge and agree that this Change Order will constitute both an amendment to the Contract and a “Change Order” as defined under the Contract.

(e)	This Change Order may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts will constitute one and the same instrument.

(f)	All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein.

(g)	This Change Order is effective as of 10 March 2006.

(h)	This Change Order shall be governed by, and construed in accordance with, the laws of England.

(i)	This Change Order is subject to the approval and consent of the Lender’s.

[signature page follows]

IN WITNESS whereof this Change Order has been duly executed and delivered as a deed the day and year first above written.

EXECUTED as a Deed on behalf of WYNN

RESORTS (MACAU) S.A., a company

incorporated in the Macau Special Administrative

Region, by Grant Bowie, being a person who, in

accordance with the laws of that territory, is acting

under the authority of the company in the presence of:

) ) ) ) ) ) ) )

/s/ W. T. Nisbet Signature and name of witness

SIGNED, SEALED and DELIVERED by Joe Dujmovic as attorney for LEIGHTON CONTRACTORS (ASIA) LIMITED under power of attorney dated August 18, 2005 in the presence of:	) ) ) ) ) )
/s/ Monita Wong Yeuk Lan Signature and name of witness		By executing this deed the attorney states that the attorney has received no notice of revocation of the power of attorney

THE COMMON SEAL of CHINA STATE CONSTRUCTION ENGINEERING (HONG KONG) LIMITED was affixed to this Deed in the presence of:	) ) ) )

/s/ CNYIP Signature and name of witness

Signature of authorized person		/s/ O.P. Kong Signature of authorized person

Office held		Chairman Office held

Name of authorized person (block letters)		O.P. Kong Name of authorized person (block letters)

EXECUTED by Xu Jian Ping

in his capacity as auxiliar of, and with

authority to bind, CHINA

CONSTRUCTION ENGINEERING

(MACAU) COMPANY LIMITED a

limited company incorporated in the

Macau Special Administrative Region,

pursuant to a resolution by the General

Shareholders Meeting dated

                     in the presence of:

	) ) ) ) ) ) ) ) )	By executing this deed the signatory warrants that the signatory is duly authorized to execute this deed on behalf of CHINA CONSTRUCTION ENGINEERING (MACAU) COMPANY LIMITED
Chen Guo Signature and name of witness